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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2016

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Exchange Street, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01	OTHER

As previously reported, as part of its routine internal audit activities, Nortek, Inc. (the “Company”) discovered certain questionable payments, gifts and payment practices, and other expenses at the Company’s subsidiary, Linear Electronics (Shenzhen) Co. Ltd. (“Linear China”), which were inconsistent with the Company’s policies and raised concerns under the U.S. Foreign Corrupt Practices Act (“FCPA”).  In January 2015, the Company voluntarily reported the matter to the U.S. Securities and Exchange Commission (the “SEC”) and U.S. Department of Justice (the “DOJ”) and thereafter cooperated with their respective investigations.

On June 7, 2016, the Company entered into a non-prosecution agreement (“Non-Prosecution Agreement”) with the SEC under which the SEC agreed not to prosecute the Company for violations of the FCPA relating to improper payments and gifts by Linear China employees to local Chinese officials from 2009 to 2014.   The Non-Prosecution Agreement reflects the Company’s self-report, its prompt and thorough internal investigation, its immediate action to end the payments and to implement significant remedial measures, and its comprehensive, organized, and real-time cooperation with the SEC during the investigation.  Under the Non-Prosecution Agreement, the Company has agreed, among other things, to pay to the SEC disgorgement in the amount of $291,403 and prejudgment interest in the amount of $30,655. The foregoing description of the SEC’s Non-Prosecution Agreement is qualified in its entirety by reference to the agreement itself attached hereto as Exhibit 99.1, and incorporated herein in response to this Item 8.01.

On June 3, 2016 the DOJ informed the Company by letter (the “DOJ Letter”) that it had closed its investigation into this matter.  It stated that it had reached this conclusion, despite the conduct at issue, based on a number of factors, including but not limited to the fact that the Company's internal audit function identified the misconduct, the Company's prompt voluntary self-disclosure, the thorough investigation undertaken by the Company, its fulsome cooperation in this matter, the steps that the Company has taken to enhance its compliance program and its internal accounting controls, the Company's full remediation (including terminating the employment of all five individuals involved), and the fact that the Company will be disgorging to the SEC the full amount of disgorgement as determined by the SEC.  The foregoing description of the DOJ Letter is qualified in its entirety by reference to the agreement itself attached hereto as Exhibit 99.2, and incorporated herein in response to this Item 8.01.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Non-Prosecution Agreement dated June 7, 2016.

99.2    DOJ Letter dated June 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    NORTEK, INC.

By: /s/ Kevin W. Donnelly
Name: Kevin W. Donnelly
Title: Senior Vice President, General
Counsel and Secretary

Date: June 7, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Non-Prosecution Agreement dated June 7, 2016.
99.2	DOJ Letter dated June 3, 2016.